UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2016

VICON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New York	001-7939	11-2160665
(State of Incorporation or	(Commission File Number)	(IRS Employer
Organization)		Identification No.)

135 Fell Court, Hauppauge, New York	11788
(Address of Principal Executive Offices)	(Zip Code)

(631) 952-2288
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2016, Eric Fullerton submitted his resignation as the Chief Executive Officer and as a director of Vicon Industries, Inc. (the “Company”), and notified the Company that August 5, 2016 would be his last day of employment with the Company.

On August 2, 2016, the Company’s Board of Directors appointed John M. Badke to serve as the Company’s Interim Chief Executive Officer. Mr. Badke, 57, has served as the Company’s Senior Vice President, Finance since May 2004, and as its Chief Financial Officer since December 1999. Mr. Badke will continue to hold such offices while serving as Interim Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2016

VICON INDUSTRIES, INC.
By: /s/ John M. Badke
John M. Badke
Interim Chief Executive Officer,
Senior Vice President, Finance and
Chief Financial Officer